REALITY SHARES ETF TRUST

Reality Shares DIVCON Dividend Guard ETF

Reality Shares DIVCON Dividend Defender ETF

Supplement dated December 20, 2019 to the currently effective Summary Prospectuses, Statutory Prospectus (each, a “Prospectus” and collectively, the “Prospectuses”), and Statement of Additional Information (the “SAI”) for the Reality Shares DIVCON Dividend Guard ETF and Reality Shares DIVCON Dividend Defender ETF.

On December 12, 2019, the Board of Trustees (the “Board”) of Reality Shares ETF Trust (the “Trust”) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of the Reality Shares DIVCON Dividend Guard ETF (the “Acquired Fund”) with and into the Reality Shares DIVCON Dividend Defender ETF (the “Surviving Fund”), each a separate series of the Trust. The Agreement provides for: (a) the transfer of the assets and stated liabilities of the Acquired Fund in exchange for shares of the Surviving Fund and cash in lieu of fractional shares of the Surviving Fund, if any, and (b) the pro rata distribution of shares of the Surviving Fund and cash in lieu of fractional shares of the Surviving Fund, if any, by the Acquired Fund to its shareholders, in complete liquidation of the Acquired Fund (the “Reorganization”).

The Reorganization is expected to be a tax-free transaction. Reality Shares Advisors, LLC, the investment adviser to both the Acquired Fund and the Surviving Fund, has agreed to bear the costs (except for brokerage expenses incurred by the Acquired Fund prior to the Reorganization) directly related to the Reorganization.

The decision of the Board to reorganize the Acquired Fund is not subject to shareholder approval. However, a Combined Information Statement and Prospectus that contains more information about the Reorganization and the Surviving Fund will be mailed to Acquired Fund shareholders. It is expected that the Reorganization will occur on or about February 17, 2020.

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